UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 10, 2019

ARMATA PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its charter)

Washington	001-37544	91-1549568
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4503 Glencoe Avenue Marina del Rey, California	90292
(Address of principal executive offices)	(Zip Code)

(310) 665-2928

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	ARMP	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As discussed in Item 5.07, on December 10, 2019, Armata Pharmaceuticals, Inc. (the “Company”) held its 2019 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted to approve an amendment (the “Declassification Amendment”) to the Company’s Amended and Restated Articles of Incorporation, as amended (the “Articles”), to declassify the Board of Directors (the “Board”) and provide for annual election of all directors, beginning with the Annual Meeting. Immediately following such vote, on December 10, 2019, the Company filed the Articles of Amendment to the Articles with the Secretary of State of the State of Washington to effect the Declassification Amendment and provide for annual election of all directors, effective immediately.

In connection with the Declassification Amendment proposal, the Board had previously contingently adopted an amendment to the Amended and Restated Bylaws (the “Bylaws”), to declassify the Board, which became effective upon the filing of the Articles of Amendment to effect the Declassification Amendment with the Secretary of State of the State of Washington.

Copies of the Articles of Amendment to the Articles and the amendment to the Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on December 10, 2019, at 11:00 a.m. local time at the Company’s headquarters in Marina del Rey, California. As described in the proxy statement for the Annual Meeting, the following occurred:

•	The Declassification Amendment to the Articles to declassify the Board and provide for annual election of directors was approved;

•	Eight nominees for director were elected to serve one-year terms; and

•	The Audit Committee’s selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 was ratified.

The voting results for each proposal were as follows:

Proposal 1 — Approval of the Declassification Amendment to the Articles:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,406,594	1,060	2,573	1,229,993

Proposal 2 – Election of Directors:

Following the approval of Proposal 1, as described above, and the filing of the Articles of Amendment to effect the Declassification Amendment with the Secretary of State of the State of Washington, all of the Company’s directors were elected for a one-year term expiring at the 2020 Annual Meeting of Shareholders.

	Votes For	Votes Withheld	Broker Non-Votes
Richard J. Bastiani, Ph.D.	7,405,197	5,030	1,229,993
Richard Bear	7,401,735	8,492	1,229,993
Jeremy Curnock Cook	7,181,524	228,703	1,229,993
H. Stewart Parker	7,399,426	10,801	1,229,993
Todd R. Patrick	7,405,154	5,073	1,229,993
Joseph M. Patti, Ph.D.	7,402,021	8,206	1,229,993
Michael S. Perry, D.V.M., Ph.D.	7,156,433	253,794	1,229,993
Todd C. Peterson, Ph.D.	7,401,884	8,343	1,229,993

Proposal 3 — Ratification of Selection of Ernst & Young LLP as the Independent Registered Public Accounting Firm:

Vote For	Votes Against	Abstentions	Broker Non-Votes
8,613,435	3,961	22,824	0

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

3.1	Articles of Amendment to Articles of Incorporation of the Company (December 10, 2019).

3.2	Amendment to Amended and Restated Bylaws of the Company (December 10, 2019).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 2019	Armata Pharmaceuticals, Inc.

	By:	/s/ Steve R. Martin
	Name:	Steve R. Martin
	Title:	Chief Financial Officer